UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 14, 2025

(Date of Report: Date of earliest event reported)

Middlefield Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio

(State or other jurisdiction of incorporation)

001-36613

(Commission File Number)

34-1585111

(I.R.S. Employer Identification Number)

15985 East High Street

Middlefield, Ohio 44062

(Address of principal executive offices, including zip code)

(440) 632-1666

(Registrant’s telephone number, including area code)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MBCN	The NASDAQ Stock Market, LLC
(NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On May 14, 2025, Middlefield Banc Corp. (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”). Four proposals were voted upon at the Meeting, which were (1) the election of three directors to serve until the 2028 annual meeting of shareholders or until their successors are elected and qualified; (2) a non-binding advisory proposal to approve the compensation of Middlefield Banc Corp.’s named executive officers; (3) a non-binding proposal on the frequency of future advisory votes on executive compensation; (4) ratification of the appointment of S.R. Snodgrass, P.C. as independent auditor for the fiscal year ending December 31, 2025. The proposals are described in detail in the Proxy Statement mailed to shareholders on or about April 4, 2025. The results of the proposals appear below:

Proposal 1. Election of Directors for a three-year term:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Spencer T. Cohn	4,567,808	282,369	1,055,577
William J. Skidmore	4,184,370	665,807	1,055,577
Carolyn J. Turk	4,296,565	553,612	1,055,577

Proposal 2. Non-binding advisory vote approving the compensation of the Company’s executive officers as disclosed in the proxy statement.

For	Against	Abstentions	Broker Non-Votes
4,171,757	496,596	182,110	1,055,577

Proposal 3. Non-binding advisory vote on the frequency of future advisory votes on executive compensation.

1 Year	2 Years	3 Years
4,547,161	36,594	178,181

At its organizational meeting after the annual meeting, the board of directors considered the results of the non-binding advisory vote concerning the frequency of the advisory vote on executive compensation. The board of directors decided at the organizational meeting that, until the next annual meeting at which the proposal concerning the frequency of the advisory vote on executive compensation is again required to be submitted to stockholders for a non-binding advisory vote, the proposal for a non-binding advisory vote to approve the compensation of executive officers will be submitted to stockholders every year.

Proposal 4. Ratification of the selection of S. R. Snodgrass, P. C. as independent registered public accountants.

For	Against	Abstentions	Broker Non-Votes
5,577,539	234,640	93,861	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEFIELD BANC CORP.

Date: May 19, 2025	/s/ Ronald L. Zimmerly, Jr.
Chief Executive Officer